UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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CITIZENS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE CITIZENS, INC. ANNUAL MEETING OF SHAREHOLDERS

Executive Offices: 400 East Anderson Lane, Austin, Texas 78752

To the Shareholders of Citizens, Inc.:

Notice is hereby given of the Citizens, Inc. Annual Meeting of Shareholders which will be held Tuesday, June 2, 2015, at 10:00 a.m., Central Daylight Time, at the Citizens Inc. Executive Offices located at 400 East Anderson Lane, Austin, Texas 78752, for the following purposes:

(1)	To elect the nine (9) members of the Board of Directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

(2)	To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers;

(3)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015; and

(4)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

It is important your stock be represented at the meeting by a signed proxy card or personal attendance.

Shareholders are cordially invited to attend the meeting in person. If you are receiving this Proxy Statement as a part of a paper delivery of a full set of proxy materials (called Full Set Delivery), please complete and sign the enclosed proxy card and mail it promptly to the transfer agent in the envelope provided. No postage is required if mailed in the United States. In accordance with the Notice of Internet Availability of Proxy Materials that was sent on or about April 23, 2015 to all shareholders, Internet and telephone voting are also available through 11:59 p.m. Eastern Daylight Time on June 1, 2015. If you vote your proxy by Internet or by telephone in accordance with this Proxy Statement or in accordance with the Notice of Internet Availability of Proxy Materials, you do not need to mail back your proxy card. If you attend the meeting you may revoke your proxy and vote in person. IF YOUR SHARES ARE HELD IN STREET OR NOMINEE NAME, PLEASE RESPOND TO THE COMMUNICATION YOU RECEIVE FROM THE HOLDER OF RECORD AS SOON AS POSSIBLE SO YOUR SHARES CAN BE REPRESENTED AT THE MEETING.

Important Notice Regarding Availability of Proxy Materials for Shareholder Meeting to be held June 2, 2015: The Proxy Statement and Annual Report to Shareholders are available at www.edocumentview.com/cia.

By Order of the Board of Directors

/s/ Geoffrey M. Kolander
April 23, 2015	Geoffrey M. Kolander, Secretary

CITIZENS, INC.

400 East Anderson Lane

Austin, Texas 78752

April 23, 2015

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

JUNE 2, 2015

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc. for use at the Annual Meeting of Shareholders to be held Tuesday, June 2, 2015, at 10:00 a.m., Central Daylight Time, (the “Meeting”) at the Citizens Inc. Executive Offices located at 400 East Anderson Lane, Austin, Texas 78752. We are distributing this Proxy Statement and our 2014 Annual Report to Shareholders on or before April 23, 2015.

In accordance with Rule 14a-16 promulgated under the Securities Exchange Act of 1934, a registrant may furnish a proxy statement or annual report to a security holder by sending the security holder a Notice of Internet Availability of Proxy Materials (“Notice”) forty (40) or more calendar days prior to the Annual Meeting of Shareholders. On or about April 23, 2015, Notice was sent to our shareholders, giving them the option to execute a proxy via an on-line format, or the option to request a paper delivery of a full set of proxy materials (called Full Set Delivery) of this Proxy Statement and the 2014 Annual Report to Shareholders.

The Securities and Exchange Commission (“SEC”) rules allow us, subject to certain conditions, to send only one proxy statement and annual report or Notice to two or more shareholders who share the same last name and address. This “householding” rule provides greater convenience for our shareholders and cost savings for us by reducing the number of duplicate documents that households receive. Also, this allows us to be more environmentally friendly by reducing the unnecessary use of materials. Please note that each shareholder will continue to receive a separate proxy card, which will allow each individual to vote independently.

If you are a Citizens, Inc. shareholder who resides in the same household with another Citizens, Inc. shareholder with the same last name, or if you hold more than one account with Computershare registered in your name at the same address, and wish to receive a separate or single proxy statement and annual report or Notice for each account, please contact our transfer agent, Computershare, toll free at 1-877-785-9659 or 781-575-4621. You may also write to Computershare at P.O. Box 43078, Providence, RI 02940-3078. You may revoke your consent at any time by contacting Computershare using the same contact information as set forth above.

At the meeting, shareholders will be asked to:

•	Elect the nine (9) members of the Board of Directors of the Company to serve until the next annual meeting of the shareholders or until their successors are duly elected and qualified;

•	Approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015; and

•	Transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

If you received this Proxy Statement in accordance with Full Set Delivery, you are requested to complete the enclosed proxy card, sign where indicated, and return it to our transfer agent in the envelope provided, which requires no postage if mailed in the United States. Proxies may also be solicited by personal solicitation, telephone or Internet, by our directors, officers and employees at no additional cost to you. We will also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of our common stock held of record by such persons, firms, or institutions, and we will reimburse the forwarding expenses. The cost of this solicitation will be borne by the Company. We have not engaged a proxy solicitation firm to solicit investors for this Annual Meeting.

PROXIES

Shares represented by properly executed proxies received by us prior to the Meeting will be voted as specified thereon. Unless you instruct otherwise in the proxy, any proxy that is given and not revoked will be voted at the Meeting:

•	For each nominee to the Board of Directors identified in this Proxy Statement;

•	For the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers;

•	For the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015; and

•	As determined by the proxyholders named in the proxy card in their discretion, with regard to such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Methods of Voting

Shareholders may vote using any of the following methods:

1.	BY MAIL: If you received this Proxy Statement in conjunction with a Full Set Delivery request, then mark, sign and date your proxy card and return it in the postage-paid envelope provided. The named proxies will vote your stock according to your directions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your stock in favor of the proposals.

2.	BY TELEPHONE: Call toll-free (800) 652-VOTE (8683).

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Daylight Time on June 1, 2015.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

3.	BY INTERNET: http://www.envisionreports.com/cia

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Daylight Time on June 1, 2015.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

4.	IN PERSON:

•	You may vote in person at the Meeting. If your stock is held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the Meeting.

Revocation of Proxies

A shareholder may revoke his or her proxy at any time before it is voted at the Meeting by:

1.	giving written notice of revocation no later than the commencement of the Meeting to our Secretary, Geoffrey M. Kolander, or the person serving as Secretary at the meeting:

•	if before commencement of the Meeting on the date of the Meeting, by personal delivery to Mr. Kolander or the person serving as Secretary at the Meeting site; and

•	if delivered before the date of the Meeting, to Mr. Kolander at Citizens’ offices, 400 East Anderson Lane, Austin, Texas 78752;

2.	delivering no later than the commencement of the Meeting a properly executed, later-dated proxy; or

3.	voting in person at the Meeting.

Voting by proxy will not limit your right to vote at the Meeting if you later decide to attend in person. Other than the approval of the matters listed above, we do not anticipate that any other matters will be raised at the Meeting.

CITIZENS INC. STOCK INVESTMENT PLAN PARTICIPANTS

On or about April 2001, the Company adopted the Citizens, Inc. Stock Investment Plan (the “Plan”), as amended and restated from time to time. The Plan offers certain stock purchase opportunities of the Company’s Class A common stock, no par value per share (“Common Stock”), and to offer to security holders the ability to maintain registered ownership of their securities in a manner which facilitates efficient purchases and sales of securities. The Plan is administered by a Plan administrator (the “Administrator”) which is deemed an agent independent of the Company who satisfies applicable legal requirements (including, without limitation, the requirements of Regulation M under the Securities Exchange Act of 1934), for purposes of making open market purchases and sales of Common Stock under the Plan. Any person who has met the requirements to participate in the Plan and has not revoked such election to participate in the Plan is considered a “Participant.”

The Company sends or forwards to each Plan Participant all applicable proxy solicitation materials, other stockholder materials or consent solicitation materials. Participants have the exclusive right to exercise all voting rights respecting shares credited to their respective accounts. A Participant may vote any of the Participant’s whole or fractional shares of which he or she is the record holder in person or by proxy. A Participant’s proxy card includes the Participant’s whole or fractional shares of Citizens Inc. Common Stock which have the right to vote of which he or she is the record holder. Shares shall not be voted unless a Participant or the Participant’s proxy votes them.

For more information about the Plan, please see the Company’s Registration Statement on Form S-3 filed with the SEC and dated effective January 14, 2013.

RECORD DATE

Only shareholders of record at the close of business on April 8, 2015 are entitled to vote at the Meeting. As of the record date, we had outstanding and entitled to vote 49,080,114 Class A shares of common stock and 1,001,714 Class B shares of common stock.

QUORUM

In accordance with the Colorado Business Corporation Act (“CBCA”), the presence at the Meeting, in person or by proxy, of the holders of a majority of shares entitled to vote shall constitute a quorum, unless otherwise stated in a company’s articles of incorporation. We establish our quorum requirements based on the CBCA and consider a quorum as a majority of shares entitled to vote. Abstentions, broker non-votes and Common Stock of non-objecting Plan Participants are counted as present for purposes of determining quorum. If a quorum is not present or represented at the Meeting, the shareholders entitled to vote have the power to adjourn or recess the Meeting for up to one-hundred and twenty (120) days without notice, other than announcement at the Meeting, until a quorum is obtained. At a reconvened Meeting where a quorum is obtained, any business may be transacted which might have been transacted at the Meeting as originally noticed.

CONTROL OF THE COMPANY AND VOTES REQUIRED FOR PROPOSALS

In accordance with Section 303A.00 of the New York Stock Exchange (“NYSE”) Listed Company Manual, Harold E. Riley is deemed to be the “controlling shareholder” of our Company and we are deemed a “controlled company” by the NYSE. Harold E. Riley is 86 years old and owns, directly and indirectly, 2,470,955 shares (5.0%) of the outstanding Class A common stock and 1,001,714 shares (100.0%) of the Class B common stock. Harold E. Riley controls our Company through his ownership of 100% of the Class B common stock, which grants him the right to elect a majority of our Board of Directors and through that majority elect himself Chairman and CEO of our Company. Harold E. Riley annually elects himself Chairman of the Board and CEO. Because our Company is a “controlled” company under the rules of the NYSE, we are not required to comply with the following sections of the NYSE Listed Company Manual: (i) Section 303 A.01—Independent Directors; (ii) Section 303A.04—Nominating/Corporate Governance Committee; and (iii) Section 303A.05—Compensation Committee. However, in an effort to establish more rigorous corporate governance practices than we are required to have under the NYSE’s controlled company exception, six of the nine members (a majority) of our Board are considered independent directors under the NYSE rules, and we have a standing Compensation Committee operating in accordance with NYSE rules.

VOTE REQUIREMENTS

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015 and the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers, require the affirmative vote of the holders of a majority of the shares present or represented at the Meeting, in person or by proxy, entitled to vote thereon. Because your vote on executive compensation is advisory, it will not be binding upon the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive pay.

With regard to election of directors, votes may be cast in favor, withheld or in abstention. Votes that are withheld or voted in abstention will be excluded entirely from the vote and will have no effect other than for purposes of establishing quorum. According to NYSE Rule 452, as amended, brokers who have not received instructions from their customers in uncontested elections may no longer vote shares held in street name in the election of directors, and other certain stated issues. However, they can vote shares in street name in the ratification of auditors. Therefore, regardless of the number of shares you hold or whether you cast a vote, providing your properly executed proxy is very important.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning our executive officers as of the record date for the Meeting. Our executives are elected annually by the Board of Directors at the first meeting of the Board following each annual meeting of shareholders:

Name	Age	Position
Harold E. Riley (1)	86	Chairman, Chief Executive Officer
Rick D. Riley (2)	61	Vice Chairman, President and Chief Corporate Officer
Kay E. Osbourn (3)	48	Executive Vice President, Chief Financial Officer and Treasurer
Geoffrey M. Kolander(4)	39	Executive Vice President, General Counsel and Corporate Secretary
Dottie S. Riley (5)	79	Vice President, Employee Relations

(1)	Harold E. Riley, our founder, has served as our Chairman and Chief Executive Officer since 1987. He founded Insurance Company of America, one of our merged affiliates, in 1969.
(2)	Rick D. Riley became Vice Chairman in December 1999 and President and Chief Corporate Officer in 2007. He has served in various capacities on a full-time basis for us and our affiliates since 1976.
(3)	Kay E. Osbourn joined us as Vice President, Internal Audit, in April 2008. On March 23, 2009, she became our Vice President, Treasurer and Chief Financial Officer, and was appointed Executive Vice President in January 2010. Prior to joining us, she worked at National Western Life Insurance Company, where she had held various positions since 1992, including Senior Accountant, Assistant Controller, Vice President-Controller and Assistant Treasurer. During a break in service from 1996—1999, she served as Vice President of Salem’s Inc., a family-owned business.
(4)	Geoffrey M. Kolander joined us in 2006 as Vice President and General Counsel of the Company, and was appointed Corporate Secretary in 2007 and Executive Vice President in January 2010. Prior to that, Mr. Kolander served as General Counsel of Tejas Industries and an attorney at the Underwood Law Firm. Mr. Kolander is a licensed attorney in Colorado, New York and Texas. Mr. Kolander received a BBA from Texas A&M University’s Mays School of Business and a Doctorate of Jurisprudence from the University of Houston Law Center.
(5)	Dottie S. Riley has held various positions within the Company since 1997, including Personnel Department and Vice President, Administrative Services. Mrs. Riley was appointed Vice President, Employee Relations in January 2010.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Randall H. Riley is an executive officer and Ray A. Riley is an employee. Both are sons of Harold E. Riley, our Founder, Chief Executive Officer and Chairman of the Board, and brothers of Rick D. Riley, our Vice Chairman, President and Chief Corporate Officer of the Company. The compensation totals for these family members individually each exceed $120,000 and are disclosed on page 16. Other family members working for the Company, whose compensation totals do not exceed $120,000, include Leeann Riley, wife of Rick Riley, Lee Riley, son of Ray Riley and Dottie S. Riley, wife of Harold E. Riley. Dottie S. Riley is Vice President, Employee Relations and serves on our Board of Directors.

We are not aware of any transaction, or series of transactions, since January 1, 2014, or any currently proposed transactions to which we or any of our subsidiaries was to be a party, in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, more than 5% shareholder or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest. For further information regarding compensation paid to the foregoing persons during 2014, see “Named Executive Officers and Director Compensation” located on page 16.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have two classes of common stock. As noted above, Harold E. Riley is the beneficial owner of all of our Class B common stock by and through the Harold E. Riley Trust, of which Harold E. Riley is the Trustee. Consequently, Harold E. Riley is the sole Class B shareholder. The A and B classes of common stock are equal in all respects, except that (i) the sole Class B common shareholder, Harold E. Riley, elects a simple majority of our Board of Directors and Class A common shareholders elect the remaining directors; and (ii) Class A shareholders are entitled to receive, on a per-share basis, twice the cash dividends paid on a per-share basis to the sole Class B shareholder, Harold E. Riley. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting. In the election of directors, the nominees receiving the highest number of votes cast in their favor will be elected to our Board, subject to the right of the sole Class B shareholder, Harold E. Riley, to elect a simple majority of the directors. Thus, Harold E. Riley controls our Company through our Board of Directors. Harold E. Riley’s control of our Board of Directors is the method under which he is annually elected by our Board as our Chairman and CEO. Harold E. Riley is 86 years old.

Management knows of no matters to be submitted at the Meeting with respect to which the shareholders are entitled to vote, other than the proposals described in this Proxy Statement. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.

The following table shows, as of April 8, 2015, certain information with regard to the beneficial ownership of our common stock:

•	by each of our directors and director nominees,

•	by each of the named executive officers as identified in the Summary Compensation Table found on page 16,

•	by all of our named executive officers, directors and director nominees as a group, and

•	by each person or group who is known by us to beneficially own more than 5% of our outstanding Class A or Class B common stock.

Name and Address	Shares Owned and Nature of Ownership(1)		Percent of Class
Harold E. Riley c/o 400 E. Anderson Lane Austin, TX 78752	2,470,955 Class A 1,001,714 Class B	(2) (2)	5.0 100.0	% %
Rick D. Riley c/o 400 E. Anderson Lane Austin, TX 78752	656,844 Class A	(3)	1.3%
Kay E. Osbourn c/o 400 E. Anderson Lane Austin, TX 78752	507 Class A		(4)
Geoffrey M. Kolander c/o 400 E. Anderson Lane Austin, TX 78752	-0- Class A		N/A
Timothy T. Timmerman 4903 Whitethorn Court Austin, TX 78746	9,088 Class A		(4)
Dottie S. Riley (5) c/o 400 E. Anderson Lane Austin, TX 78752	459,436 Class A		(4)
Steven F. Shelton 7359 Road X Lamar, CO 81052	3,039 Class A		(4)
Dr. E. Dean Gage 9561 Twelve Oaks Lane College Station, TX 77845	2,950 Class A		(4)
Dr. Terry S. Maness 403 Crown Ridge Pt. Waco, TX 76712	-0- Class A		N/A
Grant G. Teaff 8265 Forest Ridge Waco, TX 76712	18,390 Class A		(4)
Dr. Robert B. Sloan, Jr. 7706 Fondren Road Houston, TX 77074	14,347 Class A		(4)
All executive officers and directors as a group (11 persons)	3,176,120 Class A 1,001,714 Class B		6.5 100.0	% %
Galindo, Arias & Lopez (as trustee of four non-U.S. trusts and/or record holder) Ave. Federico Boyd y Calle 51 Este #18 Edificio Scotia Plaza, Piso 10 Panama City, Panama	4,774,564 Class A		9.7	%(6)
Blackrock, Inc.	2,693,416 Class A		5.5	%(7)

(1)	Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property law.
(2)	Owns 2,011,519 Class A shares directly and his spouse, Dottie S. Riley, owns 459,436 Class A shares. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 1,001,714 issued and outstanding shares of Class B common stock.
(3)	Owns 517,691 Class A shares directly, 28,687 Class A shares indirectly as trustee for spouse, and 110,466 Class A shares indirectly as trustee for children.
(4)	Less than one percent (1%).
(5)	Dottie S. Riley is the wife of Harold E. Riley. The shares stated as owned by Dottie S. Riley are also included in total Class A shares of Harold E. Riley. Mrs. Riley may be deemed the beneficial owner of the Class A shares held of record by Harold E. Riley, as well as shares over which he exercises voting and dispositive powers. She disclaims beneficial ownership of all such shares.
(6)	The share numbers and the information in this footnote were obtained from an amended Schedule 13G filed with the SEC on or about January 21, 2015. Galindo, Arias & Lopez is a Panamanian law firm which is the 100% owner of two trust companies, Gala Trust and Management Services, Inc., formerly known as Gala Management Services, Inc. (“Gala Trust”) and Regal Trust (BVI) Ltd. (“Regal”). The principal business of each of these companies is to act as trustee for two trusts each. The beneficiaries of these trusts are (i) non-U.S. policyholders of a Company insurance subsidiary, CICA Insurance Company of America (“CICA”), who, since 1987, have assigned their life insurance policy dividends, paid and payable by CICA, to two trusts administered by Gala and Regal (one trust each), and (ii) non-U.S. insurance sales associates of CICA who, since 1987, have assigned various life insurance policy sales commissions paid and payable to them to two trusts administered by Gala and Regal (one trust each). The purpose of each trust is to accumulate our Class A common stock for its beneficiaries. In order to join a trust, a policyholder or sales associate must certify that he or she is neither a citizen nor a resident of the United States. No beneficiary has power to direct a purchase or sale of the Class A common stock held by a trust so long as such beneficiary has not liquidated such beneficiary’s participation in such trust.

This reporting person named may be deemed to be a group as defined in Rule 13d-5(b) under the Securities Exchange Act of 1934 and, as such a group, may be deemed to beneficially own an aggregate of 4,774,564 shares of Class A common stock (9.7%) of the outstanding Class A common stock.

GAMASE Insured Trust, a trust established under the laws of the Republic of Panama (“GAMASE Insured Trust”), holds 2,915,783 shares of the Class A common stock and may be deemed to beneficially own such shares pursuant to Rule 13d-3 (5.9%) of the outstanding Class A common stock. Gala Trust is the sole trustee of GAMASE Insured Trust and GAMASE Agents Trust, a trust established under the laws of the Republic of Panama (“GAMASE Agents Trust”) and holds 270,923 shares of the Class A common stock (constituting approximately 0.6% of the outstanding Class A common stock) and may be deemed to beneficially own such shares pursuant to Rule 13d-3, and therefore may be deemed to beneficially own 3,186,706 shares of the Class A common stock (constituting approximately 6.5% of the outstanding Class A common stock).

Regal is the sole trustee of CICA Associates Trust, a trust established under the laws of the British Virgin Islands (“Regal Associates Trust”) which holds 255,262 shares of the Class A common stock (constituting approximately 0.5% of the outstanding Class A common stock) and sole trustee of CICA Policyholders Trust, a trust established under the laws of the British Virgin Islands (“Regal Policyholders Trust”) which holds 1,332,596 shares of the Class A common stock (constituting approximately 2.7% of the outstanding Class A common, and may be deemed to beneficially own such shares pursuant to Rule 13d-3, and therefore may be deemed to beneficially own 1,587,858 shares of the Class A common stock (constituting approximately 3.2% of the outstanding Class A common stock).

Galindo, Arias & Lopez owns a 100% interest in each of the Gala Trust and Regal, and therefore may be deemed to beneficially own 4,774,564 shares of the Class A common stock (9.7%) of the outstanding Class A common stock.

(7)	The share numbers were obtained from a Schedule 13G filed with the SEC on or about December 31, 2014.

Harold E. Riley, our Founder, Chairman and CEO, is the beneficial owner of 100% of the Citizens Class B common stock, as indicated above, which is held in the name of the Harold E. Riley Trust (“Trust”), of which he serves as Trustee. The Trust documents provide that upon Mr. Riley’s death, the Class B common stock will be transferred from the Trust to the Harold E. Riley Foundation, a charitable organization established under 501(c)(3) of the Internal Revenue Code (the “Foundation”). In addition, the Trust documents provide that Mr. Riley may at any time transfer the Class B common stock held by the Trust to the Foundation. Harold E. Riley is 86 years old.

It is unclear what, if any, changes would occur to our Board, management structure, or corporate operating strategies as a result of different ownership of our Class B common stock. Other than the Class B common stock transfer discussed above, we are not aware of any arrangement, including any pledge by any person, of our common stock, the operation of which may at a subsequent date result in a change of control of our Company.

CERTAIN REPORTS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required to furnish the company with copies of all Section 16(a) reports they file.

Based solely upon a review of such reports and amendments thereto furnished to us, we believe that during 2014 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

Section 303A.12(a) of the NYSE Listed Company Manual

Section 303A.12(a) of the NYSE Listed Company Manual requires each listed company CEO to verify each year that he or she is not aware of any violation by the company of NYSE corporate governance listing standards. In accordance therewith, Harold E. Riley filed his certification with the NYSE on June 11, 2014 and certified, without qualification, that he was not aware of any violation by the Company of NYSE corporate governance listing standards.

NOMINATING/CORPORATE GOVERNANCE FUNCTION

Our Board of Directors does not maintain a nominating/corporate governance committee with respect to (i) identifying, evaluating or recommending candidates for our Board of Directors, and (ii) formulating and overseeing our corporate governance. Instead, these functions are performed by the full Board of Directors. Our Board does not maintain a nominating / corporate governance committee for the following reasons:

•	We are considered to be a “controlled” company since the majority of the members on our Board of Directors are elected by our Chairman, Harold E. Riley, through his beneficial ownership of all of our outstanding Class B common shares. In accordance with Section 303A.00 of the NYSE Listed Company Manual, “controlled” companies are not required to maintain a nominating committee.

•	A majority of the directors on our Board of Directors have been deemed by the Board to be independent. Thus, we believe that the nominating duties and corporate governance rules with respect to the Class A directors can be accomplished in a disinterested manner by our entire Board of Directors.

Our Board does not have a policy with regard to the consideration of diversity in identifying director nominees. Our Board of Directors has a policy to consider properly submitted shareholder recommendations for candidates for a Class A director position. Such individuals should be highly qualified in terms of business experience and be both willing and expressly interested in serving on the Board. At a minimum, an individual proposed by a shareholder for consideration by the Board should possess personal and professional integrity, sound judgment and forthrightness. A shareholder wishing to propose a candidate for the Board’s consideration should forward the candidate’s name and information about the candidate’s qualifications to Citizens, Inc., Board of Directors, 400 East Anderson Lane, Austin, Texas 78752, Attn: Corporate Secretary. Submissions must include sufficient biographical information concerning the recommended individual, including age, employment history for at least the past five years indicating employers’ names and description of the employers’ business, educational background and any other biographical information that would assist the Board in determining the qualifications of the individual.

CODE OF ETHICS

Our Board of Directors has adopted a Code of Business Conduct and Ethics (“Code”), which we have posted on our website located at www.citizensinc.com. You may also obtain a copy of our Code by requesting one copy in writing addressed to Citizens, Inc. at 400 East Anderson Lane, Austin, Texas 78752, Attn: President or General Counsel, or by calling us at 512-837-7100.

Our Code provides general statements of our expectations regarding ethical standards we expect our directors, officers and employees to adhere to while acting on our behalf. Among other things, the Code provides that:

•	We will comply with all laws, rules and regulations;

•	Our directors, officers and employees are to avoid conflicts of interest and are prohibited from competing with us or personally exploiting our corporate opportunities;

•	Our directors, officers and employees are to protect our assets and maintain our confidentiality;

•	We are committed to promoting values of integrity and fair dealing; and

•	We are committed to accurately maintaining our accounting records under generally accepted accounting principles and timely filing our periodic reports.

Our Code also contains procedures for our employees to report, anonymously or otherwise, violations of the Code.

BOARD LEADERSHIP STRUCTURE

AND RISK OVERSIGHT

According to our Bylaws, the Chairman of the Board is required to be the highest ranking officer of our Company. Our founder and controlling shareholder, Harold E. Riley, serves as our Chairman and CEO. He is 86 years old. We determined our current Board leadership structure is appropriate and helps ensure proper risk oversight for the Company for a number of reasons, the most significant of which are the following:

•	A combined chairman and chief executive officer role allows for more productive meetings. The chief executive officer’s direct involvement in the Company’s operations makes him best positioned to lead productive board strategic planning sessions and determine the time allocated to each agenda item in discussion of the Company’s short and long-term objectives.

•	The majority of our Board is comprised of independent directors. At each Board meeting, our independent directors meet in sessions without our Chairman or management present. These sessions allow the independent directors to review key decisions and discuss matters in a manner independent of Harold E. Riley and of management.

•	Our Audit Committee and Compensation Committee are comprised entirely of independent directors and chaired by independent directors.

•	Our operations are subject to extensive regulation and oversight by both state and federal regulatory authorities.

The Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committees’ considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

In accordance with NYSE requirements, the Audit Committee has a primary role in overseeing the risk management function. In carrying out its responsibilities, the Audit Committee works closely with our executive management. The Audit Committee meets at least quarterly with our independent public audit firm, our Internal Auditor and our Chief Financial Officer and receives a comprehensive financial report discussing the Company’s risk exposures and the processes in place to monitor and control such exposures.

In addition to the Audit Committee, the Compensation Committee considers the risks that may be implicated by our executive compensation. For a discussion of the Compensation Committee’s review of our Company’s named executive officer compensation, please see the “Compensation Discussion and Analysis” beginning on page 17 of this Proxy Statement.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our business affairs are conducted under the direction of our Board of Directors. The Board of Directors held three (3) meetings during 2014, at which all directors were present for at least 75% of the meetings. We do not have an attendance policy, although our directors are expected to attend Board Meetings. To promote open discussion, the non-management directors hold regularly scheduled executive sessions at our Board Meetings, in which those directors meet without management participation and with only independent directors present. The director chosen to preside at these sessions is determined on an informal basis at the time of the meeting. In addition, our Board members are encouraged to attend our annual meetings of shareholders, and all of our Board members attended our 2014 Annual Meeting of Shareholders.

To assist it in carrying out its duties, the Board has delegated certain authority to three separately-designated standing committees: the Audit Committee, the Compensation Committee and the Executive Committee. As stated above, due to our status as a “controlled company” under NYSE rules, we are not required to maintain a Compensation Committee; however, we do so as a best practice within our Board structure. The specific functions of our committees are described below:

Audit Committee

Members: Directors Gage, Maness and Timmerman

Number of Meetings in 2014: 4

Functions:

•	Assists the full Board in fulfilling its oversight responsibilities as they relate to our accounting policies, internal controls, financial reporting practices and legal and regulatory compliance.

•	Responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

•	Monitors the independence and performance of our independent registered public accounting firm and internal auditors.

•	Maintains, through regularly scheduled meetings, a line of communication between the Board and our financial management, any internal auditors and our independent registered public accounting firm.

•	Oversees compliance with our policies for conducting business, including ethical business standards.

•	Oversees our assessment of internal controls as required by the Sarbanes-Oxley Act.

A copy of our Amended and Restated Audit Committee Charter adopted on November 5, 2014 is posted on our website at www.citizensinc.com.

Our Board of Directors has determined Dr. Terry S. Maness is qualified as an “audit committee financial expert” as that term is defined in the rules of the SEC. Dr. Maness has served as Dean of Baylor University’s Hankamer School of Business since 1997. He previously served as Associate Dean for Undergraduate Programs and as Chairman of the Department of Finance, Insurance and Real Estate. He is the author of five books about financial analysis and financial management, and also a contributing author to various publications, such as Journal of Finance, Journal of Banking and Finance, Journal of Financial Education, Journal of Portfolio Management, Journal of Financial and Quantitative Analysis, Journal of Futures Markets, Journal of Cash Management and Corporate Controller. A Certified Cash Manager (CCM), Dr. Maness frequently serves as a consultant for small business valuations.

Our Class A common stock is listed for trading on the NYSE. Pursuant to NYSE rules, the Audit Committee is comprised of three or more directors as determined by the Board of Directors, each of whom is independent. Our Board of Directors has determined that all of the members of the Audit Committee are independent, as defined in the listing standards of the NYSE and the rules of the SEC.

Compensation Committee

Members: Directors Teaff, Maness and Shelton

Number of meetings in 2014: 1

Functions:

•	Assists the full Board in overseeing the management of our personnel including:

•	establishing, implementing and continually monitoring adherence with our compensation philosophy;

•	assisting with Chief Executive Officer performance, evaluation and compensation; and

•	overseeing executive development, succession planning and diversity objectives.

•	Oversees the evaluation of management.

•	Reviews, discusses and refines the Compensation Discussion & Analysis (“CD&A”) cooperatively with our senior management. The Compensation Committee then recommends to the full Board of Directors that the CD&A be included in the Proxy Statement or discloses to the full Board of Directors the reasons it cannot make such a recommendation.

A copy of our Amended and Restated Compensation Committee Charter adopted on November 5, 2014 is posted on our website at www.citizensinc.com.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of an unaffiliated entity that has an executive officer serving as a member of the Board or Compensation Committee.

Executive Committee

Members: Directors Harold E. Riley, Gage and Sloan

Number of Meetings in 2014: 22

Functions:

•	Authority to manage our business affairs.

•	May take action when a majority of all members of the Board is not required by law or by our Articles of Incorporation or Bylaws.

•	Material actions by the committee are subsequently reviewed by the Board.

BOARD COMMITTEE REPORTS

Audit Committee Report

Our Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of our financial management, independent registered public accounting firm and financial reporting procedures. The Audit Committee Charter was adopted in 2000. The Audit Committee Charter was most recently updated and restated in November 2014 and is available on our website at www.citizensinc.com.

Management is responsible for preparing our financial statements and our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by our management and our independent registered public accounting firm. The Audit Committee is also responsible for establishing procedures to address complaints regarding accounting, internal control or auditing issues, as well as the anonymous submission by employees of concerns regarding accounting or auditing matters. In this context, the Audit Committee routinely meets and holds discussions with management and our independent registered public accounting firm. Management represented to the Audit Committee our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our independent registered public accounting firm.

The members of the Audit Committee are independent directors as defined in the rules of the NYSE. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including auditor independence. The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by our management and the independent registered public accounting firm.

The Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm for our financial statements, the independent registered public accounting firm’s matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged with Corporate Governance, as amended, and applicable SEC Rules. In addition, our independent registered public accounting firm provided to the Audit Committee the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence, and the Committee and our independent registered public accounting firm have discussed their independence from us and our management, including the matters in those written disclosures.

The Committee has discussed with our independent registered public accounting firm their evaluations of our internal accounting controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions with management and our independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Principal Accountant Fees and Services

During 2014 and 2013, the following fees were billed to us by our principal accountants:

	2014	2013
Audit Fees	$603,200	$609,964
Audit-Related Fees	1,500	40,790
Tax Fees
All Other Fees

Total	$604,700	$650,754

To help assure independence of our independent registered public accounting firm, our Audit Committee has established a policy whereby all audit, review, attest and non-audit engagements of the principal accountant or other firms must be approved in advance by the Audit Committee; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. This policy is set forth in our Audit Committee Charter. Of the fees shown in the table which were billed by our principal accountants in 2014 and 2013, 100% were approved by the Audit Committee.

AUDIT COMMITTEE

Dr. Terry Maness

Dr. E. Dean Gage

Timothy T. Timmerman

Compensation Committee Report

Named Executive Officers and Director Compensation

The following table presents the aggregate compensation earned by our principal executive officer, our principal financial officer and our most highly compensated executive officers for 2014. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth in the table below.

SUMMARY COMPENSATION TABLE

Annual Compensation

Name and Principal Position	Year	Salary		All Other Compensation (1)		Total
PEO—Principal Executive Officer	2014		$1,000,008		$29,665		$1,029,673
Harold E. Riley,	2013		$1,000,008		$20,048		$1,020,056
Chairman and Chief Executive Officer	2012		$1,000,008		$26,703		$1,026,711
PFO—Principal Financial Officer	2014		$340,008		$8,843		$348,851
Kay E. Osbourn,	2013		$315,000		$6,915		$321,915
Executive Vice President, Chief Financial Officer and Treasurer	2012		$302,004		$5,512		$307,516
Rick D. Riley,	2014		$525,000		$50,158		$575,158
Vice Chairman, President and	2013		$500,004		$31,886		$531,890
Chief Corporate Officer	2012		$500,004		$42,088		$542,092
Ray A. Riley, (2)	2014		$290,004		$49,386		$338,890
	2013		$281,267		$20,921		$302,188
	2012		$290,004		$23,524		$313,528
Randall H. Riley, (3)	2014		$310,008		$18,838		$328,846
Vice President, International Division	2013		$290,004		$4,477		$294,481
	2012		$270,000		$14,079		$284,079
Geoffrey M. Kolander,	2014		$340,008		$4,413		$344,422
Executive Vice President, General Counsel and Corporate Secretary	2013 2012	$ $	315,000 302,004	$ $	1,971 2,186	$ $	316,971 304,190

(1)	This amount includes payment for unused vacation exceeding ten (10) days, a de minimis Christmas gift and any applicable allocation of a Company contribution to its qualified profit-sharing plan (the “Profit-Sharing Plan”). The 2014 amounts represent the estimated results of the 2014 Profit-Sharing Plan year credited in 2015. For Ray A. Riley this amount also includes payment under lease terms for housing in Little Rock, Arkansas from March 2014 through September 2014 totaling $17,500 and Company housing in Donaldsonville, Louisiana from October through December 31, 2014 valued at $6,000 for those three months. As of the date of this proxy, Ray A. Riley continues to reside in Company housing in Donaldsonville, Louisiana.
(2)	Ray A. Riley served as Executive Vice President, USA Marketing from 2010 until April 2, 2012 for our insurance subsidiaries CICA Life Insurance Company of America, Citizens National Life Insurance Company and Security Plan Life Insurance Company. Currently, Ray A. Riley is not an executive officer or manager of Citizens, Inc. or any of its subsidiaries, but is included in this table due to his 2014 compensation totals and his familial relationship as son of Harold E. Riley, our Founder, CEO, Chairman and Sole Class B controlling shareholder. Please see “Certain Relationships and Related Party Transactions” located on page 6.
(3)	Randall H. Riley is an executive officer of our primary insurance subsidiary CICA Life Insurance Company of America. He is included in this table due to his 2014 compensation totals and his familial relationship as son of Harold E. Riley. Please see “Certain Relationships and Related Party Transactions” located on page 6.

Our employees are covered under our qualified profit-sharing plan (the “Profit-Sharing Plan”), unless the subsidiary they are operating under has not adopted the Profit-Sharing Plan. Under the terms of the Profit-Sharing Plan, eligible employees who have completed one year of service are qualified to participate. Vesting begins following completion of two years of service and employees become fully vested after six years of service. We contributed $800,000 for 2012, $640,000 for 2013 and $1,000,000 for 2014. Messrs. Harold E. Riley, Rick D. Riley, Ray A. Riley and Randall H. Riley had an estimated $662,357, $1,101,945, $225,535, $60,476, respectively, vested under the Profit-Sharing Plan as of December 31, 2014, prior to an allocation of the Profit-Sharing Plan’s 2014 investment income.

For additional information on executive compensation, see the “Compensation Discussion and Analysis” below.

Director Compensation

The following table sets forth all compensation we paid to our directors in 2014.

Name of Director	Fees Earned or Paid in Cash ($)
Harold E. Riley	$0
Rick D. Riley	$0
Dottie S. Riley	$0
Dr. E. Dean Gage	$32,400
Dr. Terry S. Maness	$33,000
Steven F. Shelton	$30,600
Dr. Robert B. Sloan, Jr.	$30,000
Grant G. Teaff	$30,600
Timothy T. Timmerman	$32,400

In 2014, we paid each non-employee director $30,000 per year and reimbursed directors for travel expenses to Board meetings. Each non-employee director who is on a Board committee also receives $600 for each committee meeting attended, except for Executive Committee meetings. Directors who are also our employees receive no separate or additional compensation for service on the Board or its committees, but rather receive compensation only in connection with their employment by us. No other compensation, such as stock options or profit sharing, is paid to our outside directors.

Compensation Discussion and Analysis (CD&A)

The following Compensation Discussion and Analysis (“CD&A”) describes the material elements of compensation for executive officers identified in the Summary Compensation Table.

Compensation Philosophy. The Compensation Committee, composed of three independent directors, is responsible for implementing our compensation philosophy for directors, executive officers and employees. Our goal is to ensure we employ qualified, experienced executive officers whose financial interests are aligned with that of our shareholders. Because we do not believe a systematic pattern exists between executive compensation and performance, our compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of integrity who take pride in delivering positive results without the distraction of bonus incentives.

Overview of Compensation Program. Since we do not utilize incentive based compensation, nor offer bonuses or stock options, our compensation setting process is very simple and straightforward. Our compensation consists entirely of salary and a qualified profit-sharing plan, which is provisioned to all qualified employees. The Compensation Committee establishes a salary for each senior executive based on long-term corporate objectives, competitive industry practices and each executive officer’s contributions. The Compensation Committee seeks to ensure executive compensation is reasonable, fair and competitive. In order to make this determination, toward the end of each calendar year, the Compensation Committee generally evaluates the Company’s performance relative to its business plan, and then conducts a similar exercise with respect to a group of comparable companies.

“Say-on-Pay” and “Say-When-on-Pay.” We believe our compensation philosophy and structure is a model for our peers. Shareholders will not find complex compensation formulas or golden parachute contracts to evaluate and approve. Our straightforward and simplified approach to executive compensation insulates our shareholders from the types of corporate excesses which led to the enactment of “Say-on-Pay” and “Say-When-on Pay.” As such, the Compensation Committee welcomes a yearly shareholder advisory vote on the compensation of our Named Executive Officers and has taken it into account in consideration of our executive compensation. We believe our compensation solution favorably serves our shareholders on matters of executive pay.

Compensation Performance Analysis. Our executive management team is led by Harold E. Riley and Rick D. Riley. Harold E. Riley, Rick D. Riley and all of our executive officers are employed on an “at-will” basis.

The Compensation Committee conducted a review of the performance of Harold E. Riley and Rick D. Riley, as well as the other executive officers, for the year 2014 and approved salaries for 2015. This review included an evaluation of the progress made towards the attainment of our corporate objectives and the role these individuals played to that end. The review also included a broad-based comparison of salaries with senior executives of other publicly traded life insurance companies who are typically identified as comparable to us.

Giving consideration to these factors, the Compensation Committee was encouraged by executive management’s demonstrated leadership. In 2014, Harold E. Riley and Rick D. Riley met the subjective expectations of our Board of Directors and shareholders. Nonetheless, under the advice of Harold E. Riley, the Compensation Committee remains cautious about its responsibility to shareholders in setting executive compensation during difficult market conditions. In deference to Harold E. Riley’s request he not receive an annual increase in 2014, the Compensation Committee left his 2015 salary unchanged and identical to his annual salary of $1,000,008, which has remained unchanged since 2008. Rick D. Riley’s 2014 salary of $525,000 remained unchanged for 2015.

Compensation Comparables. To assist in establishing the compensation for 2015, the Compensation Committee utilized independent sources to identify “comparables” within our industry. We believe a comparable is a point of reference for measurement, but not the determinative factor for our executives’ compensation. Because the comparative compensation information is one of several analytic tools used in setting executive compensation, the Compensation Committee has discretion in determining the manner and extent of its use.

Three comparables were selected for discussion of 2015 salaries. These comparables were: Independence Holding Company (“IHC”), Kansas City Life Insurance Company (“KCLIC”), and National Western Life Insurance Company (“NWL”). Data obtained on each comparable company included total assets, debt, revenue and net income. Compensation data found on these comparables was limited to only those individuals for whom compensation information was disclosed publicly. As a result, the data typically included only the five most highly compensated officers at each company as of their latest public filing. Generally, this correlated to the Chairman/CEO, Vice Chairman, President and the individuals who are executive vice presidents or the equivalent with us.

Comparative Compensation Analysis. The overall results of the comparables study provided additional information for the Compensation Committee to consider. As noted above, the Compensation Committee reviewed a number of factors within the comparable companies; however, due to the simplicity of our compensation structure, the focus of attention was on base salary compensation.

NWL reported assets, revenues and net income of $10,512,777,000, $413,891,000 and $42,389,000, respectively, through the six months ended June 30, 2014. Although NWL’s assets, revenues and net income are larger, it is a publicly traded insurance company located in Austin, Texas with international marketing operations similar to Citizens. Of the three, IHC and KCLIC were closest to us in assets and revenue. Through the six months ended June 30, 2014, IHC reported assets, revenues and net income of $1,238,865,000 and $277,091,000, and $7,549,000, respectively, and KCLIC reported assets, revenues and net income of $4,597,286,000, $231,651,000 and $13,959,000, respectively.

Based on the Compensation Committee’s analysis, the recommended 2014 compensation for Harold E. Riley, our Chairman and Chief Executive Officer, was determined to be reasonable and appropriate by the Compensation Committee, especially in light of the fact he has not received an annual salary increase since January 1, 2008. This amount was significantly lower than the total compensation of $2,991,786 for the NWL Chairman/CEO. Since NWL reported assets through June 30, 2014 close to $10 billion and revenues of approximately $400 million, this difference is understandable. Mr. Riley’s total compensation is significantly lower than the $4,597,286 received in total compensation for the CEO at KCLIC, but comparable to the total compensation of the CEO of IHC. In analyzing these factors, among others, the Compensation Committee concluded that $1,000,008 continues to be an appropriate compensation for our Chairman/CEO and $525,000 continues to be an appropriate salary for our President.

The Compensation Committee followed a similar, albeit less elaborate, process with respect to comparing the compensation for our other senior executives. These salaries were not objectively determined, but instead reflect the levels the Compensation Committee concludes were appropriate based upon our compensation philosophy and the experience and tenure of our other senior executives. In addition, the Compensation Committee, in conjunction with senior executive management, also performed a review of proposed compensation for all other management personnel.

Board Process and Conclusion. The Board of Directors discussed the Compensation Committee’s recommended 2015 compensation and adopted the recommendations as proposed. A similar process was conducted for the 2014 salaries and reported in our 2014 Proxy Statement.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board the Compensation Discussion and Analysis be included in this Proxy Statement, which the Board approved unanimously.

COMPENSATION COMMITTEE

Grant G. Teaff, Chairman

Dr. Terry Maness

Steven F. Shelton

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Harold E. Riley has advised us that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares held by the Harold E. Riley Trust in favor of the Class B nominees. The Class B nominees will be elected as directors upon the affirmative vote of the sole Class B shareholder, Harold E. Riley as Trustee of the Harold E. Riley Trust. Class A nominees receiving the highest number of votes cast by Class A shareholders in their favor will be elected to the Board of Directors. Cumulative voting in the election of directors is not permitted. If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.

Listed below are the persons who have been nominated for election as Class B directors by our sole Class B shareholder, Harold E. Riley. Class B directors will serve for one year until the next annual meeting of shareholders, or until their respective successors are duly elected and qualified.

Nominees for Election by Class B Shareholders

Name	Age	Principal Occupation	Director Since
Harold E. Riley**	86	Chairman of the Board and CEO of the Company Austin, TX	1987
Rick D. Riley **	61	Vice Chairman, President and Chief Corporate Officer of the Company; Chairman of the Board, President and CEO of CICA Life Insurance Company of America and subsidiaries Austin, TX	1989
Dottie S. Riley**	79	Vice President, Employee Relations for the Company Austin, TX	2008
Terry S. Maness	67	Dean, Hankamer School of Business, Baylor University Waco, TX	2011
Grant G. Teaff	81	Executive Director, American Football Coaches Association Waco, TX	2004

**	Harold E. Riley is the husband of Dottie S. Riley and father of Rick D. Riley, and also father of Randall H. Riley and Ray A. Riley (executive officer and employee of our primary insurance subsidiary, CICA Life Insurance Company of America, respectively). There are no other family relationships between or among the nominees to our Board and our executive officers.

Listed below are the persons who have been nominated for election as Class A directors to serve for one year until the next annual meeting of shareholders, or until their respective successors are duly elected and qualified. Class A shareholders will vote on the nominees indicated below for election by Class A shareholders.

Nominees for Election by Class A Shareholders

Name	Age	Principal Occupation	Director Since
Dr. E. Dean Gage	72	Private Investments; Former President and Executive Vice President and Provost Emeritus, Texas A&M University College Station, TX	2000
Steven F. Shelton	59	Farmer/Rancher Principal owner of Prairie Wind Energy Lamar, CO	1993
Dr. Robert B. Sloan	66	President and Chief Executive Officer Houston Baptist University Houston, TX	2007
Timothy T. Timmerman	54	President Commerce Properties of Texas Austin, TX	1989

The biographies of each of Class B and Class A director nominees are below and contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, as well as the experience, qualifications, attributes or skills that caused the Board to determine the person should serve as a director of the Company. Information regarding director involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company in 2014 is found immediately following the biographies.

Dr. E. Dean Gage, Retired and private oil and gas investments, 2009 to present; Executive Director and Bridges Endowed Chair, Center for Executive Leadership in Veterinary Medicine, and Associate Dean for Professional Programs, College of Veterinary Medicine, Texas A&M University, College Station, Texas, 2001 to 2009; President and CEO of Men’s Leadership Ministries, Dallas, Texas, 1996 to 2001; Executive Director of Center for Executive Leadership, Mays School of Business, Texas A&M University, College Station, Texas, 1994 to 1996; President, Texas A&M University, College Station, Texas, 1993 to 1994; Executive Vice President and Provost, Texas A&M University, College Station, Texas, 1989 to 1993.

Dr. Gage has substantial executive leadership expertise stemming from his executive roles at one of the largest public universities in America. Dr. Gage’s extensive background in education, finance and administration provides our Board with leadership and consensus building skills on a variety of matters, including governance and executive decision making.

Dr. Terry S. Maness, Dean of Baylor University’s Hankamer School of Business since 1997; Acting Dean, Baylor University, 1996 to 1997; owner of Business Value Consultants, 1989 to present; previously served as Associate Dean for Undergraduate Programs and as Chairman of the Department of Finance, Insurance and Real Estate, Baylor University.

Dr. Maness’ background as Dean of one of America’s leading business schools brings another strong academic presence to our board. He has operated effectively at the highest levels in the academic and business community. He is the author of five books about financial analysis and financial management, and also a contributing author to various publications, such as Journal of Finance, Journal of Banking and Finance, Journal of Financial Education, Journal of Portfolio Management, Journal of Financial and Quantitative Analysis, Journal of Futures Markets, Journal of Cash Management and Corporate Controller.

Harold E. Riley, Founder, controlling stockholder; Chairman of the Board and CEO from 1969 to present.

Mr. Riley has more than 50 years’ experience in the life insurance business, almost exclusively in top management positions, and has directly led the building of three life insurance companies. He has been responsible for the acquisition of more than 30 life insurance companies and designed marketing programs that have produced millions of dollars of guaranteed cash value whole life insurance. He is our founder and Trustee of the Harold E. Riley Trust, the sole Class B “controlling shareholder.” He started our Company (through a predecessor company) with $2.5 million of personal funds and has built it to over $1 billion of admitted and non-admitted assets and close to $5 billion of insurance in force. His foresight and industry experience are the reasons our Company has successfully maneuvered recent economic downturns. Mr. Riley’s leadership and intimate knowledge of our unique corporate structure and our operations, provide our Board with industry-specific experience, expertise and leadership.

Rick D. Riley, President and Chief Corporate Officer since 2007; our Vice Chairman since 2000; Vice Chairman and CEO from October 2000 to July 2005; and various other leadership positions with our Company’s subsidiaries and affiliates from the late 1970’s to present, including Chairman of the Board of Directors, President, Chief Executive Officer, Chief Administrative Officer, Secretary, and Executive Vice President.

Rick Riley has faithfully served our Company with integrity and excellence over the past thirty-eight plus years, throughout which time he has developed broad industry expertise and operational/systems experience within our Company. Rick Riley brings to our Board an in-depth understanding of our Company’s business, systems capabilities, history and operations, as well as extensive leadership and management expertise. Mr. Riley has served on various insurance industry association committees and boards throughout his career. He currently serves voluntarily on the Louisiana Insurer’s Council and the American Council of Life Insurers’ Forum 500 boards of directors.

Dottie S. Riley, Director, Vice President, Employee Relations; various positions within the Company since 1997, including the Personnel Department and Vice President, Administrative Services. Previously, Mrs. Riley was employed by University Savings Bank / Nations Bank in Austin, Texas from 1972 to 1991, where she served as Vice President for several years.

Mrs. Riley has operated in the client and employee relations areas of financial companies for well over thirty years. She brings a customer-centric perspective to our Board, as well as a deep understanding of our Company’s business, history and operations.

Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992. Principal owner of Prairie Wind Energy, a wind energy development company formed in 2004; Owner and president of Five S, Inc., a farming and ranching corporation formed in 1986; Secretary/Treasurer of Prowers County Soil Conservation Board; Judicial Nominating Board for Fifteenth Judicial District of Colorado.

Mr. Shelton’s independent business experience and practical approach to business challenges have made him a valued contributor to our Board over his 16 years of service. Mr. Shelton’s appreciation of the practical aspects of operating a business provides our Board with a valuable resource as it manages through the current economic environment and plans for the future.

Dr. Robert B. Sloan, Jr., President and Chief Executive Officer, Houston Baptist University from 2006 to present; Chancellor, Baylor University, 2005 to 2006; President and Chief Executive Officer, Baylor University from 1995 to 2005.

Dr. Sloan has served as CEO of two major academic institutions and has valuable insight into organizational structure, executive decision-making, financial operations and leadership. His executive management skills and extensive experience with organization strategy and governance provide invaluable insight and guidance to our Board’s oversight function.

Grant G. Teaff, Executive Director, American Football Coaches Association from 1994 to present; Author: “I Believe,” “Winning,” “Seasons of Glory,” “Coaching in the Classroom” and “Grant Teaff with Master Coaches”; 30 years as a head college football coach, 21 of which were spent as the head football coach at Baylor University.

Mr. Teaff is a highly acclaimed speaker on business leadership and integrity. He brings our Company extensive organizational leadership experience from his tenure as a college football coach and his role as Executive Director of the American Football Coaches Association. His management skills and extensive experience with team development and motivational inspiration provide the Board with a valuable resource for business management and planning corporate strategy.

Timothy T. Timmerman, Real estate investor/developer and owner of Commerce Texas Properties, Inc. from 1990 to present; Real Estate Broker and retired Certified Public Accountant in the State of Texas; Chairman of the Lower Colorado River Authority.

Mr. Timmerman has functioned with significant business skill in operating his Austin-based real estate company. He brings to our Board extensive knowledge of commercial real estate and related investment and financing activities. His CPA credentials and financial acumen provide our Board with exceptional financial and risk management expertise.

None of our directors is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

What Constitutes Independence for Non-employee Directors

Citizens determines whether a director and nominee to be a director is “independent” in accordance with the NYSE requirements for independent directors (Section 303A of the NYSE’s Listed Company Manual). In order to be considered independent, other than in his or her capacity as a member of the Board of Directors or any board committee, a director may not accept any consulting, advisory or other compensation fees from Citizens, and may not be an affiliated person of Citizens or any subsidiary. In addition to compliance with NYSE independence requirements, the Board is also responsible to determine affirmatively that each independent director has no other material relationship with Citizens or its affiliates or any executive officer of Citizens or his or her affiliates. A relationship will be considered “material” if in the judgment of the Board it would impair their effectiveness or independent judgment as a director.

Our Board of Directors has determined that directors Gage, Maness, Shelton, Sloan, Teaff, and Timmerman are independent as set forth in the NYSE independence requirements. In addition, our Board of Directors has determined each member of the Audit Committee and the Compensation Committee of our Board of Directors is independent in compliance with the independence requirements of the NYSE.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS A NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES AS INDICATED ABOVE UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), the Board of Directors provides shareholders with the opportunity to cast an annual advisory vote on the compensation of the Company’s Named Executive Officers. This non-binding advisory shareholder vote, commonly known as “Say-on-Pay,” gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program and policies. As explained in our CD&A, we do not believe a systematic pattern exists between executive compensation and performance. Our compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of integrity who take pride in delivering positive results without the distraction of bonus incentives. We believe our compensation structure is a model structure for our peers and alleviates the very concerns that “Say-on-Pay” is attempting to address. As such, our compensation structure is something you, as a shareholder, should approve.

Because your vote is advisory, it will not be binding upon the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive pay. Accordingly, we are providing you the opportunity to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers contained in this proxy, through the following resolution:

RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in this Proxy Statement is hereby APPROVED.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF OUR REGISTERED

INDEPENDENT PUBLIC ACCOUNTING FIRM

Our Audit Committee Charter provides the Audit Committee shall have the sole authority and responsibility to select, evaluate and, if necessary, replace our independent registered public accounting firm.

Our Audit Committee has retained Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2015.

We are requesting our shareholders ratify the appointment of Ernst & Young LLP by our Audit Committee as our independent registered public accounting firm for the fiscal year ending December 31, 2015. If the shareholders do not ratify this appointment, the Audit Committee will consider such results and determine whether to recommend and appoint a different independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2015.

One or more members of the firm of Ernst & Young LLP are expected to attend the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED AT THE ANNUAL MEETING, IN PERSON OR BY PROXY, ENTITLED TO VOTE ON THIS PROPOSAL. ABSTENTIONS WILL BE EXCLUDED ENTIRELY FROM THE VOTES AND WILL HAVE NO EFFECT OTHER THAN FOR THE PURPOSE OF ESTABLISHING QUORUM. BROKER NON-VOTES DO NOT COUNT FOR VOTING PURPOSES. THE BOARD RECOMMENDS A VOTE FOR SUCH RATIFICATION.

OTHER BUSINESS

Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

ANNUAL REPORT AND OTHER MATERIAL

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 2, 2015: The Proxy Statement and Annual Report to Shareholders are available at www.edocumentview.com/cia. The report of the Compensation Committee and the Audit Committee of the Board of Directors are in this Proxy Statement. No part of our Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

We file our proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (“Exchange Act”). You can inspect and obtain a copy of our proxy statement and other information filed with the SEC at the offices of the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC maintains an Internet site at http://www.sec.gov/ where you can obtain most of our SEC filings. We also make available, free of charge, on our website at www.citizensinc.com our proxy statements filed with the SEC pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after they are filed electronically with the SEC.

ELECTRONIC DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT

This Proxy Statement and our 2014 Annual Report are available on our website at www.citizensinc.com. If you vote by Internet, simply go to www.envisionreports.com/cia and follow the prompts regarding electronic distribution consent on that site.

SHAREHOLDER PROPOSALS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for consideration at our 2016 Annual Meeting of Shareholders, the proposal must be received by us by December 27, 2015.

A shareholder wishing to nominate a candidate for election to the Board, or make a proposal at the 2015 Annual Meeting of Shareholders that will not be considered for inclusion in the Company’s proxy materials, is required to give notice to the Secretary of the Company, which must be received by the tenth day following the date of public disclosure of the date of the meeting.

All proposals or nominations should be sent to the attention of our Secretary at our principal executive offices at 400 East Anderson Lane, Austin, Texas 78752.

In order to curtail controversy as to the date on which a proposal was received by us, it is suggested proponents submit their proposals by certified mail-return receipt requested.

CORPORATE GOVERNANCE INFORMATION AVAILABILITY

Our Compensation Committee Charter, Audit Committee Charter, and the Corporate Governance Guidelines are available on our website at www.citizensinc.com. The information is also available in print to any shareholder who makes a request. Please send a written request to the Secretary, Citizens, Inc., P. O. Box 149151, Austin, Texas 78714-9151.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any communication from a shareholder or interested party to the Board of Directors may be mailed to:

Citizens, Inc.

Attn: Board of Directors (or committee name or director’s name as appropriate)

400 East Anderson Lane

Austin, Texas 78752

It should be clearly noted on the mailing envelope that the letter is a “Board of Directors Communication.” All such communications should identify the author as a shareholder or interested party and clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors. This procedure for communicating with the Board of Directors is also posted on our website at www.citizensinc.com.

BY THE ORDER OF THE BOARD OF DIRECTORS

/s/ Geoffrey M. Kolander
Geoffrey M. Kolander, Secretary

Austin, Texas

Date: April 23, 2015

MMMMMMMMMMMMMMM C123456789 IMPORTANT ANNUAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINESACKPACK000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week! ADD 1 ADD 2 Instead of mailing your proxy, you may choose one of the voting ADD 3 methods outlined below to vote your proxy. ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. MMMMMMMMM ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 11:59 p.m., Eastern Time, on June 1, 2015. Vote by Internet • Go to www.envisionreports.com/cia • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the Class A Director nominees listed, FOR on Proposal 2 and FOR on Proposal 3. 1. Election of Class A Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. + For Withhold Abstain For Withhold Abstain 01—Dr. E. Dean Gage 02—Steven F. Shelton 03—Timothy T. Timmerman 04—Dr. Robert B. Sloan, Jr. For Against Abstain For Against Abstain 2. Say on Pay — To approve, on a non-binding advisory 3. To ratify the appointment of Ernst & Young LLP basis, the compensation of the Company’s Named as the Company’s registered independent public Executive Officers as disclosed in the proxy statement. accounting firm for 2015. 4. To transact such other business as may properly come before the meeting or any adjournment thereof. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM1UP X 2 3 3 2 0 1 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 022LKA

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Citizens, Inc. Notice of Annual Meeting of Shareholders of Citizens, Inc. Notice is hereby given that the Annual Meeting of Shareholders of Citizens, Inc. will be held Tuesday, June 2, 2015, at 10:00 a.m., Central Daylight Time, at 400 E. Anderson Lane, Austin, TX 78752, for the purposes stated on the reverse side of this proxy. The undersigned hereby appoints the President and Secretary of Citizens, Inc. (the “Proxies”), each of them, with full power of substitution, as proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2015 Annual Meeting of Shareholders of Citizens, Inc., to be held on June 2, 2015 or at any postponement or adjournment thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Shares represented by properly executed proxies received by us prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR all the Class A Director nominees listed, FOR on Proposal 2 and FOR on Proposal 3. It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance. (Items to be voted appear on reverse side.) Executive Offices: 400 East Anderson Lane, Austin, Texas 78752